EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT of 2002

In connection with the Annual Report of International Western Petroleum, Inc. (the “Company”) on Form 10-K for the year ended February 29, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), Ross Henry Ramsey, Chief Executive Officer and Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350 of the Sarbanes-Oxley Act of 2002, that:

1.	The Annual Report, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Ross Henry Ramsey
Ross Henry Ramsey
President, Chief Executive Officer, Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)

Dated: June 27, 2016